Company information	12 Months Ended
Dec. 31, 2020
Disclosure Of Information Related To The Company [Abstract]
Company information	Company information
Presentation of the Company

Nanobiotix S.A. was incorporated in 2003 as a spin-off from the State University of New York (SUNY) in Buffalo. Nanobiotix S.A. (together with its subsidiaries, the “Company”), is headquartered in Paris, France.

The Company is a clinical-stage biotechnology company focused on developing first-in-class product candidates that use proprietary nanotechnology to transform cancer treatment, as well as the utility and efficacy of radiotherapy. Its lead product candidate, NBTXR3, is an aqueous suspension of functionalized crystalline metallic nanoparticles approximately 50 nanometers (50 billionths of a meter) in diameter, designed for injection directly into a malignant tumor. When exposed to ionizing radiation, NBTXR3 amplifies the localized, intratumor killing effect of that radiation. NBTXR3 is designed to enhance the overall efficacy of radiotherapy without resulting in additional side effects on the surrounding healthy tissues.

Alongside the Company’s core NBTXR3 development program, the Company is also pursuing a development program to explore the use of radiotherapy-activated NBTXR3 in combination with immune checkpoint inhibitors across several solid tumor indications.

The Company is listed on the Euronext regulated market in Paris (under the ticker symbol “NANO”; Code ISIN: FR0011341205, Bloomberg code: NANO:FP) and on the Nasdaq Global Select Market (under the ticker symbol “NBTX”).

Significant events of the period

Creation of the subsidiary Curadigm Corp. in January 2020

In January 2020, Curadigm Corp., a wholly-owned subsidiary of Curadigm SAS, was incorporated in the State of Delaware in the United States of America (see Note 3.1). Curadigm Corp., which is headquartered in Boston, Massachusetts, mainly operates in the United States.

Nanobiotix provides updates on clinical development continuity in the context of the COVID-19 crisis

The strain of coronavirus, SARS-Cov-2, which results in Coronavirus disease (‘‘COVID-19’’), was identified by the World Health Organization, or WHO, in January 2020. On March 11, 2020, COVID-19 was declared a pandemic by the WHO.

On April 21, 2020, the Company announced updates to the Company’s operational and global development plan in light of the COVID-19 pandemic. The Company’s priority is to protect its employees, patients, and other partners and stakeholders. In light of the exceptional circumstances, the Company implemented proactive measures to protect the health and safety of employees, including restricting employee travel, requiring remote work arrangements for non-laboratory employees, implementing social distancing and enhanced sanitary measures in its facilities, and cancelling attendance at in-person events and conferences.

The Company benefited from an exceptional measure implemented by the French government in response to the COVID-19 pandemic, referred to as the ‘‘partial unemployment measure’’ (see Note 15). In addition, under Bpifrance’s emergency fund for companies affected by COVID-19, Bpifrance allowed the Company to defer two quarterly payments of repayable OSEO/Bpifrance loan advances otherwise due in 2020. These payments will be deferred, without fees or penalties to the end of the initial reimbursement period (see Note 12).

As a result of the COVID-19 pandemic, the Company has experienced, and expects to continue to experience, disruptions and adverse impacts to its business, including delays in certain clinical trial activities. Although the ultimate impact of the COVID-19 pandemic on the Company’s business is not determinable at this stage, there have not been material disruptions to the Company’s global development plan, including its priority head and neck cancer and immuno-oncology (I/O) programs.
Nanobiotix obtains approval for a €10 million non-dilutive PGE loan financing

On June 5, 2020, the Company received financing approval from both HSBC France and Bpifrance Financement for a total of €10 million in the form of state-guaranteed loans (‘‘Prêts Garantis par l’Etat’’, or ‘‘PGE’’). The French State will guarantee 90% of the amounts due under each of the PGE.

On June 22, 2020, the Company entered into the first €5 million PGE with HSBC France (the ‘‘HSBC PGE Loan’’). The HSBC PGE Loan has an initial 12-month term during which it bears no interest. At the end of this initial term, the Company has an option to repay the principal or to amortize it over an additional period of up to five years, during which the HSBC PGE Loan would bear interest at a rate not to exceed HSBC France’s refinancing costs. The Company must pay a guarantee fee equal to 0.25% of the €5 million principal amount at the end of the initial 12-month term. If the Company decides to amortize the principal over an additional period, it will have to pay an additional guarantee fee over such amortization period at a legal rate, which will vary depending on the duration of the amortization period, being 0.50% per annum for the first two years of amortization and 1% per annum for the third, fourth and fifth year of amortization. (See Note 12).

On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance Financement (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE Loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE Loan will bear no interest for the first 12-month period but, following such 12-month period and for the subsequent five years, will bear an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan will be reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026 (See Note 12).

Private placement of ordinary new shares with US and European investors

On July 27, 2020, the Company raised a net amount of €18.8 million through an accelerated bookbuild offering of ordinary shares (see note 10 for details about this bookbuild-offering).

Reimbursement of the 2019 and 2018 research tax credit

In February 2020, the Company received 100% of the 2018 research tax credit, i.e., €3.3 million. Then in July 2020, the Company received €2.4 million for its 2019 research tax credit (see notes 8.2 and 15).

Nanobiotix closed its global offering, including its initial public offering in the United States

On December 7, 2020 Nanobiotix announced the start of roadshows as part of its global offering, which included its U.S. initial public offering and Nasdaq listing. The Company's American Depositary Shares (“ADSs”) began trading on the Nasdaq Global Select Market on December 11, 2020 under the symbol "NBTX". On December 15, 2020, Nanobiotix announced the full exercise of the over-allotment option granted to the underwriters for the global offering, bringing the gross proceeds of the global offering to U.S. $113.3 million (see note 10 for details about the offering).

Nanobiotix subsidiary Curadigm signed a collaboration agreement with Sanofi focused on gene therapy portfolio
Curadigm has been selected as part of the Sanofi iTech Award Program. Its research project integrating Nanoprimer technology is considered a very promising option to improve the gene therapy portfolio in development. Following this selection, Curadigm will enter into a one-year agreement with Sanofi including direct funding and scientific exchanges. This collaboration offers the opportunity to establish a proof of concept as a combination product that can enhance the benefits of gene therapies and improve therapeutic benefit for patients. This collaboration agreement was signed on December 14, 2020 for a total amount of €100 thousand and has no significant impact on the Company’s revenues in 2020 as the amount will be recognized over time during the contract term (see Note 15 of our consolidated financial statements).